SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2013

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE

ALLEN, TX 75013

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )

N/A

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On May 15, 2013, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) and Registration Rights Agreement with transcosmos inc., a Japanese business processing outsourcing company (“TCI”), pursuant to which the Company is selling to TCI an aggregate of 3,214,369 shares (the “Shares”) of its Common Stock at $ $4.57 per share, or gross proceeds of $14.7 million. The Shares are being sold in a private placement transaction under Regulation D and Section 4(2) of the Securities Act of 1933, as amended. The Company and TCI have agreed to various provisions more fully contained in the Purchase Agreement, including the agreement of the Company to nominate a representative of TCI to the Company’s Board of Directors and provide TCI with certain pre-emptive rights and the agreement of TCI to certain Share transfer restrictions and standstill provisions. The Company has also agreed to register the Shares for resale, subject to certain restrictions, including timing and number of Shares. The Company has also agreed to indemnify TCI against certain liabilities arising in connection with the registration of the Shares.

The Shares have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws.

The foregoing description of the Purchase Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and Registration Rights Agreement, which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Amendment to Rights Agreement

On May 15, 2013, the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent (the “Rights Agent”), entered into Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 (the “Amendment”). The Amendment amends the Rights Agreement, dated as of June 8, 2000, between the Company and the Rights Agent, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010 and Amendment No. 3 thereto dated as of July 2, 2010 (as amended, the “Rights Agreement”).

The Amendment amends Section 1(a) of the Rights Agreement in order to permit TCI and its subsidiaries and affiliates to purchase up to 25% of the outstanding common stock of the Company, subject to compliance with certain standstill provisons.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

ITEM 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Form 8-K under the heading “Securities Purchase Agreement” is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Form 8-K under the heading “Amendment to Rights Agreement” is incorporated herein by reference.

ITEM 8.01.	Other Events

On May 15, 2013, the Company issued the press release attached as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.

10.1	Securities Purchase Agreement dated May 15, 2013 between the Company and transcosmos, inc.

10.2	Registration Rights Agreement dated May 15, 2013 between the Company and transcosmos, inc.

99.1	Press Release dated May 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: May 15, 2013	By:	/s/ Thomas J. Madden
Thomas J. Madden Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.

10.1	Securities Purchase Agreement dated May 15, 2013 between the Company and transcosmos, inc.

10.2	Registration Rights Agreement dated May 15, 2013 between the Company and transcosmos, inc.

99.1	Press Release dated May 15, 2013